Exhibit 99.2

Fourth Quarter Earnings Call Exosome-mRNA Platform Data Presentation March 11, 2021 NASDAQ: CAPR 1

Forward-Looking Statements Statements in this presentation regarding the efficacy, safety, and intended utilization of Capricor's product candidates; the initiation, conduct, size, timing and results of discovery efforts and clinical trials; the pace of enrollment of clinical trials; plans regarding regulatory filings, future research and clinical trials; regulatory developments involving products, including the ability to obtain regulatory approvals or otherwise bring products to market; plans regarding current and future collaborative activities and the ownership of commercial rights; scope, duration, validity and enforceability of intellectual property rights; future royalty streams, revenue projections; expectations with respect to the expected use of proceeds from the recently completed offerings and the anticipated effects of the offerings, and any other statements about Capricor's management team's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "should," "target," "will," "would" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. More information about these and other risks that may impact Capricor's business is set forth in Capricor's Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on March 27, 2020 and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 as filed with the Securities and Exchange Commission on November 13, 2020. All forward-looking statements in this press release are based on information available to Capricor as of the date hereof, and Capricor assumes no obligation to update these forward-looking statements. 2

Call Participants Stephen J. Gould, Ph.D. – Professor of Biological Chemistry at Johns Hopkins University and Executive Consultant to Capricor Linda Marban, Ph.D. – Capricor Chief Executive Officer AJ Bergmann – Capricor Chief Financial Officer Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside 3

RNA Therapeutics are a New Class of Medicines Broad Market Opportunities Capital Efficiency for Development Rapid Innovation Possible Proof of Concept Established in Vaccines Barrier to Success: Systems of Nucleic Effective Delivery Acids Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside 4

Exosomes are a Natural Drug Delivery System • • • • ~100 nanometer vesicles Made by nearly all cells Abundant in blood and all biofluids Transfers signals and molecules to other cells Decades of transfusion and transplantation medicine demonstrates safety Can be used to deliver RNAs and other drugs • • Extracellular vesicles - term for cell-derived vesicles, including exosomes Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside Kidney International (2010) 78, 838–848 5

Exosomes Platform Goals: Building a New Class of Therapeutics Monogenic Diseases RNA therapeutics Oncology Vaccines & targeted delivery therapeutics Inflammatory & Vascular Biologics Infectious Diseases Vaccines Nucleic Acids EXOSOMES CELL Scale Goals platform and IP through Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside 6 Drive researchExpand and exploit and partnercollaborationsthrough partnerships

Exosome Platform: Potential Vaccines and Therapeutics Therapeutics: Modalities Exosomes: Platform for RNA & Drug Delivery Tar Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside 7 01 Vaccines 02 Therapeutics RNA Delivery 03 Therapeutics: Biologics 04 Small Molecule Targeting gets Infectious Diseases (SARS-CoV-2) Monogenic Diseases & Oncology Inflammatory & Vascular Disorders Evaluating

Exosomes: Less Toxic than Lipid Nanoparticles • 30 * Day Day 0 3 • • I I • - 28 E -.C.) C'CS s... 26 .!: C) (1) • 24 • Control Exos LNPs I Developing Transformative Therapies from Bench to Bedside 8 Capricor Therapeutics, Inc. Results from bioRxiv, Gould 2021

Exosomes: Less Toxic than Lipid Nanoparticles -"-0 s::::: 0 (J tJl 0 , >< CJ) atn.. z ...J atn.. z ...J I Developing Transformative Therapies from Bench to Bedside 9 Capricor Therapeutics, Inc. Results from bioRxiv, Gould 2021

Exosomes: More Efficient mRNA Delivery Control Exo-mRNA Antares2 Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside 10 Results from bioRxiv, Gould 2021

Capricor’s Exosome-mRNA Delivery Platform: A real-time view of mRNA delivery, protein expression and enzymatic activity Control Exo-mRNA Antares2 Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside 11 Results from bioRxiv, Gould 2021

Exosome Platform: Potential Vaccines and Therapeutics



Exosomes: Platform for RNA & Drug Delivery
Modalities
Targets
01
Vaccines
Infectious Diseases (SARS-CoV-2)
02
Therapeutics RNA Delivery
Monogenic Diseases & Oncology
03
Therapeutics: Biologics
Inflammatory & Vascular Disorders
04
Therapeutics: Small Molecule Targeting
Evaluating

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside

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Exosome-mRNA Preclinical Vaccine Data Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside 13 •Safe, non-toxic exosome-mRNA formulation •Drives cell and antibody immunity to nucleocapsid protein (SARS-CoV-2) •Drives cell and antibody immunity to spike protein (SARS-CoV-2) •Confirms multiplexed mRNA approach •Unique antigen design

Exosome-mRNA Preclinical Vaccine Data

Capricor Therapeutics



A
LSNME/SW1 injection day 1
LSNME/SW1 injection day 21
LSNME/SW1 injection day 42
blood day 14
blood day 35
blood day 56
blood day 70
blood & organs day 84
Untreated
Exo-mRNA (0.25 microgram)
Exo-mRNA (4 microgram)
B
Day 14
Day 35
Day 56
Day 70
Day 84
anti-N ELISA (OD 650)
C
anti-S1 ELISA (OD 650)

Figure 4



A
N-induced proliferation
CD3+ CD4+ proliferation (%)
CD3+ CD8+ proliferation (%)
B
S-induced proliferation
CD3+ CD4+ proliferation (%)
CD3+ CD8+ proliferation (%)

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside

Results from bioRxiv, Gould 2021

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Exosome Platform: Potential Vaccines and Therapeutics

Capricor Therapeutics

Exosomes: Platform for RNA & Drug Delivery

	01	02	03	04
Modalities	Vaccines	Therapeutics RNA Delivery	Therapeutics: Biologics	Therapeutics: Small Molecule Targeting
Targets	Infectious Diseases (SARS-CoV-2)	Monogenic Diseases & Oncology	Inflammatory, Neuromuscular and Vascular Disorders	Evaluating

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside

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Capricor’s Exosome-mRNA Delivery Platform: A real-time view of mRNA delivery, protein expression and enzymatic activity Control Exo-mRNA Antares2 Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside 16 Results from bioRxiv, Gould 2021

Capricor Corporate Summary • • Cell and exosome-based platform therapeutics company Products with novel approaches to neuromuscular, infectious, inflammatory and cardiovascular diseases Expanding engineered exosome platform delivering RNA Late-stage clinical development in DMD and rapidly progressing program in COVID-19 with CAP-1002 Over 100 publications from multiple institutions worldwide on both platforms with extensive in-vivo and clinical data Efficient use of capital including non-dilutive sources Experienced management team • • • • • 1As reported in 12/31/20 Earnings Release Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside 17 NASDAQ CAPR Cash (12/31/20) 1 $32.7 million Non-Dilutive Capital $45 million External Collaborators Stephen Gould, Ph.D. US Army US Department of Defense Cedars-Sinai Medical Center

Thank you Questions and Answers Capricor Therapeutics, Inc. Developing Transformative Therapies from Bench to Bedside 18